SilverPepper Merger Arbitrage Fund
Advisor Class: SPABX
Institutional Class: SPAIX

Summary Prospectus	April 20, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.silverpepperfunds.com/invest-now/.  You may also obtain this information at no cost by calling 1-855-554-5540 or by sending an e-mail request to SilverPepperfunds@umb.com.  The Fund's Prospectus and Statement of Additional Information, both dated November 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objectives:  What we strive to accomplish for our investors.
The primary investment objective of the SilverPepper Merger Arbitrage Fund (the “Merger Arbitrage Fund”) is to seek returns that are largely uncorrelated with the returns of the general stock market.  The Merger Arbitrage Fund also seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Merger Arbitrage Fund.

		Advisor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.50%		1.50%
Distribution and/or service (12b-1) fees		None		None
Other expenses		7.73%		7.48%
Shareholder servicing fee	0.25%		None
Dividend and interest expense on short sales	0.57%		0.57%
All other expenses	6.91%		6.91%

Total annual fund operating expenses		9.23%		8.98%
Fee waived and/or expenses reimbursed1,		(6.42)%		(6.42)%
Total annual fund operating expenses (after waiving fees and/or reimbursing expenses)[1]		2.81%		2.56%

1.	The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. This agreement is in effect until November 1, 2024 and it may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees. The Merger Arbitrage Fund’s advisor is permitted to seek reimbursement from the Merger Arbitrage Fund, subject to certain limitations, of fees waived or payments made to the Merger Arbitrage Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Merger Arbitrage Fund with the costs of investing in other mutual funds.  The example assumes that you invest $10,000 in the Merger Arbitrage Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Merger Arbitrage Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class shares	$284	$871	$1,484	$3,138
Institutional Class shares	$259	$796	$1,360	$2,895

Portfolio Turnover
The Merger Arbitrage Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Merger Arbitrage Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Merger Arbitrage Fund’s performance.   During the period October 31, 2013 (inception date) to June 30, 2014 the Merger Arbitrage Fund’s portfolio turnover rate was 1,420% of the average value of its portfolio.

Principal Investment Strategies:  The work we do every day to accomplish our investment objectives.
Merger arbitrage is an investment strategy that specializes in buying the publicly-traded common or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition.  Investments in companies that are involved in these life-changing events have both risk and return characteristics that are markedly different from investing in the stock market in general.  Under normal market conditions, the Merger Arbitrage Fund will primarily invest using merger arbitrage strategies.

Traditional stock investing, and its risks and returns, are tied not only to company-specific factors such as profitability and prospects for growth, but also to broader economic factors such as interest rates, inflation, global trade and political risks.  In contrast, both the risk and return of merger-arbitrage investing are largely isolated from the daily gyrations of the stock market, and instead are dependent on the successful or unsuccessful completion of a merger or acquisition.  As a function of its investment strategy, merger-arbitrage investing creates returns that are largely uncorrelated with, or independent of the returns of the stock market.

The typical merger-arbitrage strategy seeks to generate a return by purchasing the stock of the company being acquired, which is commonly known as the target company (the “target”), while shorting the stock of the acquiring company.  The purpose of the strategy is to profit by earning the “spread,” or difference in price between:

1. The current trading price of the target company following the announcement of the merger, and
2. The contractual price to be paid for the target company in the future when the transaction closes.

This spread, or the return that can be earned, is usually relatively narrow—offering a modest nominal total return.  However, since a merger transaction generally is completed in three to four months, this modest return translates into higher annualized returns.

The spread that exists between the trading price and the future contractual price is a function of risk.  In particular, the main risks of investing in a merger or acquisition transaction are typically that the transaction is renegotiated, the transaction takes longer to complete than originally planned, or the transaction is never completed.  These risks may be realized for a variety of reasons, such as the inability to finance the transaction, lack of regulatory approval from either state, federal or international agencies or the failure of shareholders to approve the transaction.  If a merger is not completed, the Merger Arbitrage Fund could incur a loss.

Every merger transaction has a unique set of risks and deal terms.  Since the risks of each transaction, not the general movement of the stock market, drive the returns and risks of the Merger Arbitrage Fund, assessing the risks of each merger event is critical.

Brown Trout Management, LLC (“Brown Trout” or the “Sub-Advisor”) is the Sub-Advisor for the Merger Arbitrage Fund and is responsible for the day-to-day management of the Fund.  Brown Trout specializes in merger-arbitrage investing and has significant experience and expertise in assessing the risk and return tradeoff of investing in companies involved in a publicly announced merger.  After the announcement of a merger, Brown Trout explores the opportunity of investing in the transaction.  If Brown Trout believes the merger is attractive and meets Brown Trout's guidelines, the Merger Arbitrage Fund will initiate an opening position in the transaction.

The Merger Arbitrage Fund’s Sub-Advisor has the ability to invest in a wide array of event-driven transactions, but will primarily invest in mergers or acquisitions that are initiated and announced by well-financed companies that are also strategic acquirers.  Brown Trout believes transactions with these characteristics provide the best risk-adjusted returns.  Brown Trout continuously monitors a pending transaction for all the elements of potential risk, including regulatory-approval risk, changes in deal terms, financing and shareholder approval.  Brown Trout may actively trade the spread, both long and short, frequently taking positions ahead of milestone filings as well as reversing mispriced spreads.

The Merger Arbitrage Fund is not limited by market capitalization or industry.  It will invest in transactions as small as $100 million in value, across industries, sectors and geographies, although it will invest predominately in companies located in North America.

In executing the Merger Arbitrage Fund’s strategy, Brown Trout generally expects to employ leverage and to use a variety of hedging techniques including those involving short sales, options, index futures, forwards, swaps, and other financial instruments.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. and Canadian issuers, which may include American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Merger Arbitrage Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than a “diversified” mutual fund.

Principal Risks
Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Merger Arbitrage Fund are described below.  Before you decide whether to invest in the Merger Arbitrage Fund, carefully consider these risk factors associated with investing in the Merger Arbitrage Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objectives.

Merger and Other Arbitrage Transactions Risk.  The Merger Arbitrage Fund invests or takes short positions in securities of companies that are the subject of an acquisition.  When Brown Trout determines that it is probable that an acquisition will be consummated, the Merger Arbitrage Fund may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer).  Likewise, when Brown Trout believes it is likely that a transaction will not be consummated, the Merger Arbitrage Fund may take short positions in such securities in order to capture the difference attributable to the perceived market overvaluation of the acquisition target.  In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Merger Arbitrage Fund.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Merger Arbitrage Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Merger Arbitrage Fund participate, or factors relating to specific companies in which the Merger Arbitrage Fund invests.

Micro-, Small- and Mid-Cap Company Risk.  The securities of micro-capitalization, small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks generally applicable to equity securities but is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, which will typically cause preferred stock to decline in value if interest rates rise.

Liquidity Risk.  The Merger Arbitrage Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Merger Arbitrage Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Merger Arbitrage Fund’s foreign investments.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Merger Arbitrage Fund’s investments in depository receipts are also subject to these risks.

Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Short Sales Risk.  In connection with a short sale of a security or other instrument, the Merger Arbitrage Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise.  If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Merger Arbitrage Fund replaces the security or other instrument borrowed to make the short sale, the Merger Arbitrage Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.  Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses or may result in greater losses for the Fund’s portfolio.

Options Risk.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Merger Arbitrage Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.  If the Merger Arbitrage Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.  Ownership of options involves the payment of premiums, which may adversely affect the Merger Arbitrage Fund’s performance.  To the extent that the Merger Arbitrage Fund invests in over-the-counter options, the Merger Arbitrage Fund may be exposed to counterparty risk.

Derivatives Risk.  Derivatives include instruments and contracts that are based on and valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value.  Major types of derivatives include futures, options, swaps and forward contracts.  Using derivatives can have a leveraging effect and increase fund volatility.  Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Merger Arbitrage Fund may not correlate with the value of the underlying instrument or the Merger Arbitrage Fund’s other investments.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading.  However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include illiquidity risk and counterparty credit risk.  A small investment in derivatives could have a potentially large impact on the Merger Arbitrage Fund’s performance.  Recent legislation in the United States calls for new regulation of the derivatives markets.  The extent and impact of the regulation are not yet fully known and may not be for some time.  New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging Risk.  Certain transactions the Merger Arbitrage Fund may undertake, including futures contracts and short positions in financial instruments, may give rise to a form of leverage.  Leverage can magnify the effects of changes in the value of the Merger Arbitrage Fund’s investments and make the Merger Arbitrage Fund more volatile.  Leverage creates a risk of loss of value on a larger pool of assets than the Merger Arbitrage Fund would otherwise have had, potentially resulting in the loss of all assets.  The Merger Arbitrage Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Asset Segregation Risk.  As a series of an investment company registered with the SEC, the Merger Arbitrage Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales.  The Merger Arbitrage Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Merger Arbitrage Fund’s investment in such investments) even if they are covered.

Active Management and Strategy Risk.  The value of your investment depends on the judgment of the Merger Arbitrage Fund’s Sub-Advisor. The investment strategies employed by the Merger Arbitrage Fund’s Sub-Advisor in selecting investments for the Merger Arbitrage Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Non-Diversification Risk.  The Merger Arbitrage Fund is classified as “non-diversified,’ which means the Merger Arbitrage Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Merger Arbitrage Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The Merger Arbitrage Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of market performance, such as indices.  Performance information will be available after the Merger Arbitrage Fund has been in operation for one calendar year.

Investment Advisor
SilverPepper LLC is the Merger Arbitrage Fund’s investment Advisor.

Sub-Advisor
Brown Trout Management, LLC is the Merger Arbitrage Fund’s Sub-Advisor.

Portfolio Managers
Steven R, Gerbel has served as the Merger Arbitrage Fund’s portfolio managers since April 20, 2015.

Purchase and Sale of Fund Shares
The Institutional Class shares are available at the following initial investment minimums.

•	For investments made through broker-dealers or financial intermediaries that have entered into an agreement with the Fund’s distributor, the minimum is $500,000. The subsequent investment minimum amount is $100.

•	For investments made directly with the Fund by check or wire transfer, the initial minimum has been waived by the Advisor and reduced to $5,000. The subsequent investment minimum amount is $100.

The Advisor Class shares are available at the following investment minimum.

•	For investments made through broker-dealers or financial intermediaries, the initial minimum investment is $5,000, and $100 for subsequent investments.

Merger Arbitrage Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information
The Merger Arbitrage Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Merger Arbitrage Fund through a broker-dealer or other financial intermediary (such as a bank), the Merger Arbitrage Fund and its related companies may pay the intermediary for the sale of Merger Arbitrage Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Merger Arbitrage Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.